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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 1, 2002
                                                     ----------------

                                 CIT Group Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-1861                        65-1051192
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 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of registrant's principal executive offices)

Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------

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          (Former name or former address, if changed since last report)




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Item 5. Other Events.
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         On November 1, 2002, CIT Group Inc. (the "Company") entered into a
Selling Agent Agreement in connection with the establishment of a program for the offering of up to $2,000,000,000 aggregate principal amount of CIT InterNotes'r' under the Company's shelf Registration Statement on Form S-3, as amended (Registration Nos. 333-92258 and 333-98743). A copy of each of the Selling Agent Agreement and the Form of Note that will evidence the notes that will be issued from time to time pursuant to the Selling Agent Agreement are included as exhibits to this Report on Form 8-K and are hereby incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1.1 Selling Agent Agreement, dated as of November 1, 2002, among CIT Group Inc. and the Agents named therein.

         4.1 Form of Note.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CIT GROUP INC.
                                              ----------------------------------
                                              (Registrant)


                                          By: /s/ Joseph M. Leone
                                              ----------------------------------
                                              Joseph M. Leone
                                              Executive Vice President and
                                              Chief Financial Officer

Dated:  November 5, 2002

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                                  Exhibit Index
                                  -------------

1.1 Selling Agent Agreement, dated as of November 1, 2002, among CIT Group Inc. and the Agents named therein.

4.1  Form of Note.


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                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'